Exhibit 32.1

CERTIFICATION

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Corpora, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of US Lighting Group, Inc. on Form 10-Q for the quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of US Lighting Group, Inc.

	By:	/s/ Anthony Corpora
Date: November 18, 2022	Name:	Anthony Corpora
	Title:	Chief Executive Officer (Principal Executive Officer)